Featured Community: Camden Cypress Creek II • Cypress, TX • 234 Apartment Homes • Year Built 2020

CAMDEN

Living Excellence

3Q24 Earnings Release & Supplemental Financial Information

11 Greenway Plaza • Houston, TX 77046 • (713) 354-2500 • camdenliving.com
Investors Relations Contact • Kim Callahan • (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES THIRD QUARTER 2024 OPERATING RESULTS

Houston, Texas (October 31, 2024) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and nine months ended September 30, 2024. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), Core Funds from Operations ("Core FFO"), and Core Adjusted Funds from Operations (“Core AFFO”) for the three and nine months ended September 30, 2024 are detailed below. A reconciliation of EPS to FFO, Core FFO, and Core AFFO is included in the financial tables accompanying this press release.

	Three Months Ended September 30,		Nine Months Ended September 30,
Per Diluted Share	2024	2023	2024	2023
EPS(1)	($0.04)	$0.44	$1.13	$1.66
FFO	$1.65	$1.73	$5.02	$5.06
Core FFO	$1.71	$1.73	$5.12	$5.09
Core AFFO	$1.48	$1.49	$4.42	$4.50

	Three Months Ended	3Q24 Guidance	3Q24 Guidance
Per Diluted Share	September 30, 2024	Midpoint	Variance
EPS(1)	($0.04)	$0.33	($0.37)
FFO	$1.65	$1.65	$0.00
Core FFO	$1.71	$1.68	$0.03
(1) For the three and nine months ended September 30, 2024, EPS included approximately $0.37 per share of impairments associated with land development activities.

During the quarter, Camden decided not to move forward at the present time with four predevelopment projects. These decisions were made as part of a strategic review taking into consideration the Company’s current portfolio concentrations and the overall operating environments in those markets or submarkets. The Company recognized a non-cash charge of approximately $41.0 million, or $0.37 per diluted share, of impairment expenses related to land development projects located in Los Angeles, CA, Houston, TX, and Atlanta, GA. These reductions primarily reflect the carrying and other costs incurred since acquiring those development sites. Camden will also cease capitalizing interest and expenses associated with these assets going forward.

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	3Q24 vs. 3Q23	3Q24 vs. 2Q24	2024 vs. 2023
Revenues	0.6%	0.3%	1.5%
Expenses	1.8%	1.5%	2.4%
Net Operating Income ("NOI")	0.0%	(0.4)%	1.0%

Same Property Results	3Q24	3Q23	2Q24
Occupancy	95.5%	95.5%	95.3%

For 2024, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.
Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Signed (1)	October 2024*	October 2023	3Q24	3Q23
Signed New Lease Rates	(4.8)%	(3.7)%	(2.8)%	0.2%
Signed Renewal Rates	3.0%	4.1%	3.6%	5.0%
Signed Blended Lease Rates	(1.7)%	(0.9)%	0.1%	2.3%
New Lease and Renewal Data - Date Effective (2)	October 2024*	October 2023	3Q24	3Q23
Effective New Lease Rates	(4.4)%	(2.6)%	(2.2)%	0.9%
Effective Renewal Rates	3.4%	4.7%	3.9%	5.9%
Effective Blended Lease Rates	(0.8)%	1.1%	0.9%	3.3%
*Preliminary data as of October 30, 2024
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when signed.
(2) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.

Occupancy and Bad Debt	October 2024*	October 2023	3Q24	3Q23
Occupancy	95.3%	94.9%	95.5%	95.5%
Bad Debt	NA	0.9%	0.9%	1.4%
*Preliminary data as of October 30, 2024

Development Activity
During the quarter, leasing continued at Camden Woodmill Creek in Spring, TX, Camden Durham in Durham, NC, and Camden Long Meadow Farms in Richmond, TX.

Development Communities - Construction Completed and Project in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 10/30/2024
Camden Woodmill Creek	Spring, TX	189	$71.6	79%

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 10/30/2024
Camden Durham	Durham, NC	420	$145.0	74%
Camden Long Meadow Farms	Richmond, TX	188	75.0	46%
Camden Village District	Raleigh, NC	369	138.0
Camden South Charlotte	Charlotte, NC	420	163.0
Camden Blakeney	Charlotte, NC	349	154.0
Total		1,746	$675.0

Liquidity Analysis
As of September 30, 2024, Camden had nearly $1.1 billion of liquidity comprised of approximately $31.2 million in cash and cash equivalents, and over $1.0 billion of availability under its unsecured credit facility. At quarter-end, the Company had approximately $267.0 million left to fund under its existing wholly-owned development pipeline.

During the quarter, Camden utilized cash on hand and its unsecured revolving credit facility to repay its 3.68% $250.0 million senior unsecured notes payable which matured in September 2024. Also during the quarter, the Company extended the maturity date of its $40 million unsecured floating rate term loan to 2026.

Hurricane Impact
During the quarter, Hurricane Beryl impacted several of our multifamily communities in the Houston, TX area and we incurred approximately $2.1 million of storm-related expenses, net of anticipated insurance recoveries. Camden expects no material charges related to either Hurricane Helene or Hurricane Milton.

Earnings Guidance
Camden updated its earnings guidance for 2024 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for fourth quarter 2024 as detailed below. Expected EPS excludes gains, if any, from future real estate transactions.

	4Q24	2024	2024 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.34 - $0.38	$1.46 - $1.50	$1.48	$1.88	$(0.40)
FFO	$1.65 - $1.69	$6.67 - $6.71	$6.69	$6.72	$(0.03)
Core FFO(1)	$1.68 - $1.72	$6.79 - $6.83	$6.81	$6.79	$0.02
(1) The Company's 2024 core FFO guidance excludes approximately $0.12 per share of non-core charges for casualty-related expenses, severance, legal costs, loss on early retirement of debt, expensed pursuit costs, and advocacy contributions.

	2024	2024 Midpoint
Same Property Growth Guidance	Range	Current	Prior	Change
Revenues	1.10% - 1.50%	1.30%	1.50%	(0.20)%
Expenses	2.10% - 2.50%	2.30%	2.85%	(0.55)%
NOI	0.35% - 1.15%	0.75%	0.75%	0.00%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2024 financial outlook including key assumptions for same property growth and a reconciliation of expected EPS to expected FFO and expected Core FFO are included in the financial tables accompanying this press release.

Conference Call

Friday, November 1, 2024 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061; Passcode: 6652140
Webcast: https://investors.camdenliving.com

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns and operates 172 properties containing 58,250 apartment homes across the United States. Upon completion of 5 properties currently under development, the Company’s portfolio will increase to 59,996 apartment homes in 177 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 17 consecutive years, most recently ranking #24. For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Property revenues	$387,232	$390,778	$1,157,523	$1,154,440

Adjusted EBITDAre	223,990	227,500	672,166	672,703

Net income (loss) attributable to common shareholders	(4,204)	47,963	122,602	180,979
Per share - basic	(0.04)	0.44	1.13	1.66
Per share - diluted	(0.04)	0.44	1.13	1.66

Funds from operations	181,503	191,181	553,008	558,221
Per share - diluted	1.65	1.73	5.02	5.06

Core funds from operations	188,123	190,745	563,617	561,428
Per share - diluted	1.71	1.73	5.12	5.09

Core adjusted funds from operations	162,447	164,191	486,321	496,261
Per share - diluted	1.48	1.49	4.42	4.50

Dividends per share	1.03	1.00	3.09	3.00
Dividend payout ratio (FFO)	62.4%	57.8%	61.6%	59.3%

Interest expensed	32,486	33,006	97,250	99,427
Interest capitalized	4,586	5,239	14,345	15,201
Total interest incurred	37,072	38,245	111,595	114,628

Net Debt to Annualized Adjusted EBITDAre (a)	3.9x	4.1x	3.9x	4.2x
Interest expense coverage ratio	6.9x	6.9x	6.9x	6.8x
Total interest coverage ratio	6.0x	5.9x	6.0x	5.9x
Fixed charge expense coverage ratio	6.9x	6.9x	6.9x	6.8x
Total fixed charge coverage ratio	6.0x	5.9x	6.0x	5.9x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.8x	3.6x	3.8x	3.6x

Same property NOI growth (b) (c)	0.0%	3.5%	1.0%	5.9%
(# of apartment homes included)	55,866	48,137	55,866	48,137

Same property turnover
Gross turnover of apartment homes (annualized)	58%	62%	52%	53%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	46%	51%	41%	44%

	As of September 30,		As of September 30,
	2024	2023	2024	2023
Total assets	$8,947,181	$9,214,464	$8,947,181	$9,214,464
Total debt	$3,451,798	$3,653,128	$3,451,798	$3,653,128
Common and common equivalent shares, outstanding end of period (d)	110,099	110,305	110,099	110,305
Share price, end of period	$123.53	$94.58	$123.53	$94.58
Book equity value, end of period (e)	$4,814,278	$4,934,979	$4,814,278	$4,934,979
Market equity value, end of period (f)	$13,600,529	$10,432,647	$13,600,529	$10,432,647

(a) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by either 4 for quarter results or 1.33 for 9 month results.
(b) "Same Property" Communities are communities which were wholly-owned by the Company and stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale.
(c) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.
(d) Includes at September 30, 2024: 108,504 common shares (including 78 common share equivalents related to share awards), plus 1,595 common share equivalents upon the assumed conversion of non-controlling units.
(e) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.
(f) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 24 - 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
OPERATING DATA

Property revenues (a)	$387,232	$390,778	$1,157,523	$1,154,440

Property expenses
Property operating and maintenance	95,940	91,011	275,110	264,038
Real estate taxes	47,420	49,094	145,684	148,345
Total property expenses	143,360	140,105	420,794	412,383

Non-property income
Fee and asset management	1,707	1,077	5,597	2,373
Interest and other income	1,076	64	4,442	557
Income/(loss) on deferred compensation plans	8,248	(3,339)	15,140	5,417
Total non-property income	11,031	(2,198)	25,179	8,347

Other expenses
Property management	9,817	7,891	29,057	24,939
Fee and asset management	623	444	1,541	1,277
General and administrative	18,845	15,543	53,692	46,762
Interest	32,486	33,006	97,250	99,427
Depreciation and amortization	145,844	144,359	436,540	429,857
Expense/(benefit) on deferred compensation plans	8,248	(3,339)	15,140	5,417
Total other expenses	215,863	197,904	633,220	607,679

Impairment associated with land development activities	(40,988)	—	(40,988)	—
Loss on early retirement of debt	—	—	(921)	(2,513)
Gain on sale of operating property	—	—	43,806	48,919
Income (loss) from continuing operations before income taxes	(1,948)	50,571	130,585	189,131
Income tax expense	(390)	(752)	(2,354)	(2,753)
Net income (loss)	(2,338)	49,819	128,231	186,378
Less income allocated to non-controlling interests	(1,866)	(1,856)	(5,629)	(5,399)
Net income (loss) attributable to common shareholders	($4,204)	$47,963	$122,602	$180,979

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income (loss)	($2,338)	$49,819	$128,231	$186,378
Other comprehensive income (loss)
Unrealized gain on cash flow hedging activities	—	—	85	—
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	358	358	1,808	1,075
Comprehensive income (loss)	(1,980)	50,177	130,124	187,453
Less income allocated to non-controlling interests	(1,866)	(1,856)	(5,629)	(5,399)
Comprehensive income (loss) attributable to common shareholders	($3,846)	$48,321	$124,495	$182,054

PER SHARE DATA

Total earnings/(loss) per common share - basic	($0.04)	$0.44	$1.13	$1.66
Total earnings/(loss) per common share - diluted	(0.04)	0.44	1.13	1.66

Weighted average number of common shares outstanding:
Basic	108,426	108,683	108,513	108,638
Diluted	108,426	108,706	108,547	108,659

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended September 30, 2024, we recognized $387.2 million of property revenue which consisted of approximately $344.9 million of rental revenue and approximately $42.3 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $390.8 million recognized for the three months ended September 30, 2023, made up of approximately $347.7 million of rental revenue and approximately $43.1 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the nine months ended September 30, 2024, we recognized $1,157.5 million of property revenue which consisted of approximately $1,031.0 million of rental revenue and approximately $126.5 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compared to the $1,154.4 million of property revenue recognized for the nine months ended September 30, 2023, made up of approximately $1,028.0 million of rental revenue and approximately $126.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $10.7 million and $10.5 million for the three months ended September 30, 2024 and 2023, respectively and was $31.9 million and $31.3 million for the nine months ended September 30 2024 and 2023, respectively.

Note: Please refer to pages 24 - 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
FUNDS FROM OPERATIONS

Net income (loss) attributable to common shareholders	($4,204)	$47,963	$122,602	$180,979
Real estate depreciation and amortization	142,853	141,362	427,595	420,762
Income allocated to non-controlling interests	1,866	1,856	5,629	5,399
Gain on sale of operating properties	—	—	(43,806)	(48,919)
Impairment associated with land development activities	40,988	—	40,988	—
Funds from operations	$181,503	$191,181	$553,008	$558,221

Plus: Casualty-related expenses, net of (recoveries)	2,833	(436)	2,769	503
Plus: Severance	—	—	506	—
Plus: Legal costs and settlements, net of recoveries	1,301	—	3,267	84
Plus: Loss on early retirement of debt	—	—	921	2,513
Plus: Expensed development & other pursuit costs	833	—	1,493	471
Plus: Advocacy contributions	1,653	—	1,653	—
Less: Miscellaneous (income)/expense	—	—	—	(364)
Core funds from operations	$188,123	$190,745	$563,617	$561,428

Less: recurring capitalized expenditures (a)	(25,676)	(26,554)	(77,296)	(65,167)

Core adjusted funds from operations	$162,447	$164,191	$486,321	$496,261

PER SHARE DATA
Funds from operations - diluted	$1.65	$1.73	$5.02	$5.06
Core funds from operations - diluted	1.71	1.73	5.12	5.09
Core adjusted funds from operations - diluted	1.48	1.49	4.42	4.50
Distributions declared per common share	1.03	1.00	3.09	3.00

Weighted average number of common shares outstanding:
FFO/Core FFO/Core AFFO - diluted	110,082	110,301	110,141	110,255

PROPERTY DATA
Total operating properties (end of period) (b)	172	172	172	172
Total operating apartment homes in operating properties (end of period) (b)	58,250	58,961	58,250	58,961
Total operating apartment homes (weighted average)	58,453	59,153	58,344	59,010

.

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 24 - 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023
ASSETS
Real estate assets, at cost
Land	$1,718,185	$1,716,515	$1,706,983	$1,711,873	$1,732,804
Buildings and improvements	11,222,261	11,148,312	11,014,440	10,993,390	10,963,667
	12,940,446	12,864,827	12,721,423	12,705,263	12,696,471
Accumulated depreciation	(4,725,152)	(4,582,440)	(4,439,710)	(4,332,524)	(4,254,388)
Net operating real estate assets	8,215,294	8,282,387	8,281,713	8,372,739	8,442,083
Properties under development and land	418,209	439,758	477,481	486,864	499,761
Total real estate assets	8,633,503	8,722,145	8,759,194	8,859,603	8,941,844
Accounts receivable – affiliates	8,993	9,903	10,350	11,905	12,057
Other assets, net (a)	262,339	245,625	233,137	244,182	237,594
Cash and cash equivalents	31,234	93,932	92,693	259,686	14,600
Restricted cash	11,112	7,969	8,230	8,361	8,369
Total assets	$8,947,181	$9,079,574	$9,103,604	$9,383,737	$9,214,464

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,121,499	$3,222,569	$3,223,285	$3,385,309	$3,323,057
Secured	330,299	330,241	330,184	330,127	330,071
Accounts payable and accrued expenses	221,880	212,247	213,896	222,599	211,759
Accrued real estate taxes	131,693	90,702	46,612	96,517	128,794
Distributions payable	113,505	113,506	113,556	110,427	110,463
Other liabilities (b)	214,027	183,377	182,443	186,987	175,341
Total liabilities	4,132,903	4,152,642	4,109,976	4,331,966	4,279,485

Equity
Common shares of beneficial interest	1,158	1,157	1,157	1,156	1,156
Additional paid-in capital	5,927,477	5,924,608	5,919,851	5,914,868	5,911,627
Distributions in excess of net income attributable to common shareholders	(826,725)	(710,633)	(641,663)	(613,651)	(727,117)
Treasury shares	(359,989)	(359,975)	(356,880)	(320,364)	(320,702)
Accumulated other comprehensive income/(loss) (c)	641	283	(78)	(1,252)	(699)
Total common equity	4,742,562	4,855,440	4,922,387	4,980,757	4,864,265
Non-controlling interests	71,716	71,492	71,241	71,014	70,714
Total equity	4,814,278	4,926,932	4,993,628	5,051,771	4,934,979
Total liabilities and equity	$8,947,181	$9,079,574	$9,103,604	$9,383,737	$9,214,464

(a) Includes net deferred charges of:	$3,244	$3,703	$4,286	$5,879	$6,481

(b) Includes deferred revenues of:	$830	$894	$958	$1,030	$1,167

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain/(loss) on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2024 (in apartment homes)

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Grand Total
D.C. Metro (a)	6,192	—	—	—	6,192
Houston, TX	9,154	—	189	188	9,531
Phoenix, AZ	4,029	397	—	—	4,426
Dallas, TX	6,224	—	—	—	6,224
SE Florida	2,781	269	—	—	3,050
Atlanta, GA	3,744	526	—	—	4,270
Orlando, FL	3,954	—	—	—	3,954
Tampa, FL	3,104	—	—	—	3,104
Denver, CO	2,873	—	—	—	2,873
Charlotte, NC	3,123	387	—	769	4,279
Raleigh, NC	3,252	—	—	789	4,041
Austin, TX	3,360	326	—	—	3,686
San Diego/Inland Empire, CA	1,797	—	—	—	1,797
Los Angeles/Orange County, CA	1,521	290	—	—	1,811
Nashville, TN	758	—	—	—	758
Total Portfolio	55,866	2,195	189	1,746	59,996

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION			WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (c)

	"Same Property" Communities	Operating Communities (b)	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023
D.C. Metro (a)	13.8%	13.2%	96.7%	96.9%	96.6%	96.7%	96.6%
Houston, TX	13.0%	12.6%	95.4%	95.0%	94.6%	94.4%	95.2%
Phoenix, AZ	8.1%	8.5%	93.8%	94.7%	95.2%	94.5%	94.5%
Dallas, TX	8.7%	8.4%	95.4%	95.0%	94.6%	94.3%	95.4%
SE Florida	6.6%	6.9%	96.2%	96.6%	96.5%	96.1%	95.8%
Atlanta, GA	6.0%	6.5%	94.3%	93.1%	92.7%	92.3%	93.6%
Orlando, FL	6.7%	6.5%	95.7%	95.4%	95.3%	94.9%	95.5%
Tampa, FL	6.5%	6.2%	95.6%	95.6%	96.1%	95.5%	95.9%
Denver, CO	6.0%	5.7%	96.7%	96.6%	96.4%	96.4%	96.6%
Charlotte, NC	5.5%	6.0%	95.5%	95.1%	93.6%	94.7%	95.6%
Raleigh, NC	5.1%	4.9%	95.5%	95.0%	94.7%	95.0%	95.6%
Austin, TX	4.3%	4.4%	94.0%	93.4%	92.7%	93.1%	94.3%
San Diego/Inland Empire, CA	4.6%	4.4%	96.1%	96.1%	95.1%	95.5%	96.1%
Los Angeles/Orange County, CA	3.7%	4.4%	94.0%	93.8%	92.7%	93.1%	95.4%
Nashville, TN	1.4%	1.4%	94.8%	95.3%	93.9%	93.4%	95.3%
Total Portfolio	100.0%	100.0%	95.4%	95.2%	94.8%	94.7%	95.4%

(b) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(c) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended September 30,			Nine Months Ended September 30,
Property Revenues	Homes	2024	2023	Change	2024	2023	Change
"Same Property" Communities (a)	55,866	$367,488	$365,148	$2,340	$1,098,390	$1,081,992	$16,398
Non-"Same Property" Communities (b)	2,195	14,324	13,204	1,120	42,506	35,662	6,844
Development and Lease-Up Communities (c)	1,935	2,787	6	2,781	4,747	6	4,741
Disposition/Other (d)	—	2,633	12,420	(9,787)	11,880	36,780	(24,900)
Total Property Revenues	59,996	$387,232	$390,778	($3,546)	$1,157,523	$1,154,440	$3,083

Property Expenses
"Same Property" Communities (a)	55,866	$132,898	$130,500	$2,398	$393,685	$384,516	$9,169
Non-"Same Property" Communities (b)	2,195	5,271	5,047	224	15,375	14,211	1,164
Development and Lease-Up Communities (c)	1,935	1,313	18	1,295	2,822	25	2,797
Disposition/Other (d)	—	3,878	4,540	(662)	8,912	13,631	(4,719)
Total Property Expenses	59,996	$143,360	$140,105	$3,255	$420,794	$412,383	$8,411

Property Net Operating Income
"Same Property" Communities (a)	55,866	$234,590	$234,648	($58)	$704,705	$697,476	$7,229
Non-"Same Property" Communities (b)	2,195	9,053	8,157	896	27,131	21,451	5,680
Development and Lease-Up Communities (c)	1,935	1,474	(12)	1,486	1,925	(19)	1,944
Disposition/Other (d)	—	(1,245)	7,880	(9,125)	2,968	23,149	(20,181)
Total Property Net Operating Income	59,996	$243,872	$250,673	($6,801)	$736,729	$742,057	($5,328)

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2023, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2023, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	COMPONENTS OF PROPERTY
SEQUENTIAL NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

		Three Months Ended
	Apartment	September 30,	June 30,	March 31,	December 31,	September 30,
Property Revenues	Homes	2024	2024	2024	2023	2023
"Same Property" Communities (a)	55,866	$367,488	$366,424	$364,478	$362,657	$365,148
Non-"Same Property" Communities (b)	2,195	14,324	14,215	13,967	13,398	13,204
Development and Lease-Up Communities (c)	1,935	2,787	1,358	602	152	6
Disposition/Other (d)	—	2,633	5,153	4,094	11,380	12,420
Total Property Revenues	59,996	$387,232	$387,150	$383,141	$387,587	$390,778

Property Expenses
"Same Property" Communities (a)	55,866	$132,898	$130,943	$129,844	$126,943	$130,500
Non-"Same Property" Communities (b)	2,195	5,271	5,280	4,824	4,911	5,047
Development and Lease-Up Communities (c)	1,935	1,313	909	600	147	18
Disposition/Other (d)	—	3,878	1,757	3,277	4,536	4,540
Total Property Expenses	59,996	$143,360	$138,889	$138,545	$136,537	$140,105

Property Net Operating Income
"Same Property" Communities (a)	55,866	$234,590	$235,481	$234,634	$235,714	$234,648
Non-"Same Property" Communities (b)	2,195	9,053	8,935	9,143	8,487	8,157
Development and Lease-Up Communities (c)	1,935	1,474	449	2	5	(12)
Disposition/Other (d)	—	(1,245)	3,396	817	6,844	7,880
Total Property Net Operating Income	59,996	$243,872	$248,261	$244,596	$251,050	$250,673

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2023, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2023, excluding properties held for sale.

(d) "Disposition/Other" includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	"SAME PROPERTY"
THIRD QUARTER COMPARISONS
September 30, 2024
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)(b)	Included	3Q24	3Q23	Growth	3Q24	3Q23	Growth	3Q24	3Q23	Growth
D.C. Metro	6,192	$47,403	$45,997	3.1%	$15,105	$14,572	3.7%	$32,298	$31,425	2.8%
Houston, TX	9,154	51,557	51,008	1.1%	21,028	22,115	(4.9)%	30,529	28,893	5.7%
Dallas, TX	6,224	35,228	35,436	(0.6)%	14,695	14,958	(1.8)%	20,533	20,478	0.3%
Phoenix, AZ	4,029	26,709	26,840	(0.5)%	7,671	7,455	2.9%	19,038	19,385	(1.8)%
SE Florida	2,781	24,570	24,100	2.0%	9,156	8,426	8.7%	15,414	15,674	(1.7)%
Atlanta, GA	3,744	23,616	23,859	(1.0)%	9,582	9,357	2.4%	14,034	14,502	(3.2)%
Orlando, FL	3,954	25,240	25,214	0.1%	9,459	9,389	0.7%	15,781	15,825	(0.3)%
Tampa, FL	3,104	23,435	23,409	0.1%	8,280	8,082	2.4%	15,155	15,327	(1.1)%
Denver, CO	2,873	20,413	20,150	1.3%	6,383	6,173	3.4%	14,030	13,977	0.4%
Charlotte, NC	3,123	18,787	18,668	0.6%	5,936	5,432	9.3%	12,851	13,236	(2.9)%
Raleigh, NC	3,252	17,705	17,767	(0.3)%	5,698	5,511	3.4%	12,007	12,256	(2.0)%
San Diego/Inland Empire, CA	1,797	15,905	15,148	5.0%	5,114	4,905	4.3%	10,791	10,243	5.3%
Austin, TX	3,360	18,167	18,840	(3.6)%	8,093	7,685	5.3%	10,074	11,155	(9.7)%
Los Angeles/Orange County, CA	1,521	13,535	13,304	1.7%	4,857	4,583	6.0%	8,678	8,721	(0.5)%
Nashville, TN	758	5,218	5,408	(3.5)%	1,841	1,857	(0.9)%	3,377	3,551	(4.9)%

Total Same Property	55,866	$367,488	$365,148	0.6%	$132,898	$130,500	1.8%	$234,590	$234,648	0.0%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	3Q24	3Q23	Growth	3Q24	3Q23	Growth	3Q24	3Q23	Growth
D.C. Metro	13.8%	96.7%	96.6%	0.1%	$2,297	$2,220	3.5%	$2,639	$2,563	3.0%
Houston, TX	13.0%	95.4%	95.2%	0.2%	1,689	1,679	0.6%	1,968	1,951	0.9%
Dallas, TX	8.7%	95.4%	95.4%	0.0%	1,711	1,733	(1.3)%	1,978	1,989	(0.6)%
Phoenix, AZ	8.1%	94.0%	94.4%	(0.4)%	1,973	1,989	(0.8)%	2,351	2,353	(0.1)%
SE Florida	6.6%	96.1%	95.7%	0.4%	2,715	2,679	1.3%	3,064	3,018	1.6%
Atlanta, GA	6.0%	94.9%	94.1%	0.8%	1,935	1,991	(2.8)%	2,217	2,258	(1.8)%
Orlando, FL	6.7%	95.7%	95.5%	0.2%	1,933	1,942	(0.5)%	2,224	2,225	(0.1)%
Tampa, FL	6.5%	95.6%	95.9%	(0.3)%	2,301	2,309	(0.3)%	2,633	2,621	0.4%
Denver, CO	6.0%	96.7%	96.6%	0.1%	2,137	2,091	2.2%	2,450	2,420	1.2%
Charlotte, NC	5.5%	95.5%	95.6%	(0.1)%	1,817	1,807	0.6%	2,101	2,086	0.7%
Raleigh, NC	5.1%	95.5%	95.6%	(0.1)%	1,614	1,620	(0.4)%	1,900	1,904	(0.2)%
San Diego/Inland Empire, CA	4.6%	96.1%	96.1%	0.0%	2,779	2,708	2.6%	3,071	2,924	5.0%
Austin, TX	4.3%	94.7%	95.7%	(1.0)%	1,611	1,673	(3.7)%	1,904	1,954	(2.6)%
Los Angeles/Orange County, CA	3.7%	93.6%	94.9%	(1.3)%	2,902	2,942	(1.4)%	3,169	3,075	3.0%
Nashville, TN	1.4%	94.8%	95.3%	(0.5)%	2,243	2,323	(3.4)%	2,421	2,495	(3.0)%

Total Same Property	100.0%	95.5%	95.5%	0.0%	$1,995	$1,992	0.2%	$2,296	$2,281	0.6%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
September 30, 2024
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)(b)	Included	3Q24	2Q24	Growth	3Q24	2Q24	Growth	3Q24	2Q24	Growth
D.C. Metro	6,192	$47,403	$46,932	1.0%	$15,105	$14,743	2.5%	$32,298	$32,189	0.3%
Houston, TX	9,154	51,557	51,376	0.4%	21,028	22,128	(5.0)%	30,529	29,248	4.4%
Dallas, TX	6,224	35,228	35,254	(0.1)%	14,695	15,201	(3.3)%	20,533	20,053	2.4%
Phoenix, AZ	4,029	26,709	26,956	(0.9)%	7,671	7,287	5.3%	19,038	19,669	(3.2)%
SE Florida	2,781	24,570	24,576	0.0%	9,156	8,717	5.0%	15,414	15,859	(2.8)%
Atlanta, GA	3,744	23,616	23,766	(0.6)%	9,582	8,823	8.6%	14,034	14,943	(6.1)%
Orlando, FL	3,954	25,240	25,289	(0.2)%	9,459	9,567	(1.1)%	15,781	15,722	0.4%
Tampa, FL	3,104	23,435	23,259	0.8%	8,280	8,290	(0.1)%	15,155	14,969	1.2%
Denver, CO	2,873	20,413	20,141	1.4%	6,383	6,356	0.4%	14,030	13,785	1.8%
Charlotte, NC	3,123	18,787	18,692	0.5%	5,936	5,569	6.6%	12,851	13,123	(2.1)%
Raleigh, NC	3,252	17,705	17,691	0.1%	5,698	5,509	3.4%	12,007	12,182	(1.4)%
San Diego/Inland Empire, CA	1,797	15,905	15,722	1.2%	5,114	4,842	5.6%	10,791	10,880	(0.8)%
Austin, TX	3,360	18,167	18,254	(0.5)%	8,093	7,452	8.6%	10,074	10,802	(6.7)%
Los Angeles/Orange County, CA	1,521	13,535	13,345	1.4%	4,857	4,723	2.8%	8,678	8,622	0.6%
Nashville, TN	758	5,218	5,171	0.9%	1,841	1,736	6.0%	3,377	3,435	(1.7)%

Total Same Property	55,866	$367,488	$366,424	0.3%	$132,898	$130,943	1.5%	$234,590	$235,481	(0.4)%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	3Q24	2Q24	Growth	3Q24	2Q24	Growth	3Q24	2Q24	Growth
D.C. Metro	13.8%	96.7%	96.9%	(0.2)%	$2,297	$2,263	1.5%	$2,639	$2,609	1.2%
Houston, TX	13.0%	95.4%	95.0%	0.4%	1,689	1,683	0.4%	1,968	1,969	0.0%
Dallas, TX	8.7%	95.4%	95.0%	0.4%	1,711	1,715	(0.2)%	1,978	1,988	(0.5)%
Phoenix, AZ	8.1%	94.0%	94.8%	(0.8)%	1,973	1,981	(0.4)%	2,351	2,353	(0.1)%
SE Florida	6.6%	96.1%	96.4%	(0.3)%	2,715	2,700	0.6%	3,064	3,056	0.3%
Atlanta, GA	6.0%	94.9%	94.1%	0.8%	1,935	1,949	(0.7)%	2,217	2,249	(1.4)%
Orlando, FL	6.7%	95.7%	95.4%	0.3%	1,933	1,934	(0.1)%	2,224	2,234	(0.5)%
Tampa, FL	6.5%	95.6%	95.6%	0.0%	2,301	2,306	(0.2)%	2,633	2,612	0.8%
Denver, CO	6.0%	96.7%	96.6%	0.1%	2,137	2,110	1.3%	2,450	2,419	1.3%
Charlotte, NC	5.5%	95.5%	94.8%	0.7%	1,817	1,814	0.2%	2,101	2,107	(0.2)%
Raleigh, NC	5.1%	95.5%	95.0%	0.5%	1,614	1,611	0.2%	1,900	1,909	(0.4)%
San Diego/Inland Empire, CA	4.6%	96.1%	96.1%	0.0%	2,779	2,751	1.0%	3,071	3,036	1.2%
Austin, TX	4.3%	94.7%	94.1%	0.6%	1,611	1,630	(1.2)%	1,904	1,924	(1.1)%
Los Angeles/Orange County, CA	3.7%	93.6%	93.3%	0.3%	2,902	2,885	0.6%	3,169	3,136	1.1%
Nashville, TN	1.4%	94.8%	95.3%	(0.5)%	2,243	2,240	0.1%	2,421	2,386	1.4%

Total Same Property	100.0%	95.5%	95.3%	0.2%	$1,995	$1,990	0.3%	$2,296	$2,294	0.1%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
September 30, 2024
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)(b)	Included	2024	2023	Growth	2024	2023	Growth	2024	2023	Growth
D.C. Metro	6,192	$140,733	$135,571	3.8%	$44,600	$42,742	4.3%	$96,133	$92,829	3.6%
Houston, TX	9,154	153,793	150,555	2.2%	65,853	67,766	(2.8)%	87,940	82,789	6.2%
Dallas, TX	6,224	105,544	105,281	0.2%	44,452	43,501	2.2%	61,092	61,780	(1.1)%
Phoenix, AZ	4,029	80,605	80,252	0.4%	22,156	21,631	2.4%	58,449	58,621	(0.3)%
SE Florida	2,781	73,808	71,714	2.9%	26,522	24,471	8.4%	47,286	47,243	0.1%
Atlanta, GA	3,744	71,093	71,100	0.0%	26,717	25,755	3.7%	44,376	45,345	(2.1)%
Orlando, FL	3,954	75,707	74,920	1.1%	28,664	27,913	2.7%	47,043	47,007	0.1%
Tampa, FL	3,104	70,175	69,828	0.5%	24,888	24,263	2.6%	45,287	45,565	(0.6)%
Denver, CO	2,873	60,650	59,581	1.8%	18,398	18,092	1.7%	42,252	41,489	1.8%
Charlotte, NC	3,123	55,795	55,014	1.4%	16,810	16,069	4.6%	38,985	38,945	0.1%
Raleigh, NC	3,252	52,930	52,641	0.5%	16,794	16,042	4.7%	36,136	36,599	(1.3)%
San Diego/Inland Empire, CA	1,797	47,062	44,501	5.8%	14,716	14,344	2.6%	32,346	30,157	7.3%
Austin, TX	3,360	54,773	55,944	(2.1)%	23,324	23,546	(0.9)%	31,449	32,398	(2.9)%
Los Angeles/Orange County, CA	1,521	40,155	38,974	3.0%	14,377	12,916	11.3%	25,778	26,058	(1.1)%
Nashville, TN	758	15,567	16,116	(3.4)%	5,414	5,465	(0.9)%	10,153	10,651	(4.7)%

Total Same Property	55,866	$1,098,390	$1,081,992	1.5%	$393,685	$384,516	2.4%	$704,705	$697,476	1.0%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Year to Date Results (b)	Contribution	2024	2023	Growth	2024	2023	Growth	2024	2023	Growth
D.C. Metro	13.6%	96.7%	96.4%	0.3%	$2,267	$2,193	3.4%	$2,611	$2,523	3.5%
Houston, TX	12.5%	95.0%	94.8%	0.2%	1,684	1,663	1.3%	1,965	1,927	2.0%
Dallas, TX	8.7%	95.0%	95.3%	(0.3)%	1,716	1,721	(0.3)%	1,984	1,973	0.5%
Phoenix, AZ	8.3%	94.7%	94.4%	0.3%	1,979	1,988	(0.5)%	2,345	2,343	0.1%
SE Florida	6.7%	96.3%	96.1%	0.2%	2,706	2,649	2.2%	3,062	2,982	2.7%
Atlanta, GA	6.3%	94.2%	94.2%	0.0%	1,953	1,985	(1.6)%	2,240	2,240	0.0%
Orlando, FL	6.7%	95.5%	96.1%	(0.6)%	1,935	1,918	0.9%	2,228	2,192	1.7%
Tampa, FL	6.4%	95.8%	96.3%	(0.5)%	2,305	2,290	0.7%	2,623	2,596	1.0%
Denver, CO	6.0%	96.6%	96.2%	0.4%	2,117	2,064	2.6%	2,428	2,394	1.4%
Charlotte, NC	5.5%	94.6%	95.3%	(0.7)%	1,814	1,783	1.7%	2,098	2,054	2.1%
Raleigh, NC	5.1%	95.1%	95.5%	(0.4)%	1,612	1,602	0.6%	1,902	1,884	0.9%
San Diego/Inland Empire, CA	4.6%	95.8%	95.7%	0.1%	2,757	2,664	3.5%	3,039	2,876	5.7%
Austin, TX	4.5%	94.2%	95.1%	(0.9)%	1,629	1,668	(2.3)%	1,923	1,946	(1.2)%
Los Angeles/Orange County, CA	3.7%	93.0%	95.2%	(2.2)%	2,900	2,919	(0.7)%	3,152	2,995	5.2%
Nashville, TN	1.4%	94.6%	96.2%	(1.6)%	2,253	2,300	(2.0)%	2,411	2,456	(1.8)%

Total Same Property	100.0%	95.2%	95.4%	(0.2)%	$1,992	$1,974	0.9%	$2,294	$2,255	1.7%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
September 30, 2024
(In thousands)

(Unaudited)

					% of Actual
					3Q24 Operating
Quarterly Comparison (a) (b)	3Q24	3Q23	$ Change	% Change	Expenses

Property Taxes	$44,812	$46,110	($1,298)	(2.8)%	33.7%
Salaries and Benefits for On-site Employees	24,907	23,084	1,823	7.9%	18.7%
Utilities	26,605	24,721	1,884	7.6%	20.0%
Repairs and Maintenance	18,375	17,102	1,273	7.4%	13.8%
Property Insurance	7,773	9,704	(1,931)	(19.9)%	5.8%
General and Administrative	6,074	6,083	(9)	(0.1)%	4.7%
Marketing and Leasing	3,117	2,668	449	16.8%	2.4%
Other	1,235	1,028	207	20.1%	0.9%

Total Same Property	$132,898	$130,500	$2,398	1.8%	100.0%

					% of Actual
					3Q24 Operating
Sequential Comparison (a) (b)	3Q24	2Q24	$ Change	% Change	Expenses

Property Taxes	$44,812	$46,266	($1,454)	(3.1)%	33.7%
Salaries and Benefits for On-site Employees	24,907	24,073	834	3.5%	18.7%
Utilities	26,605	24,834	1,771	7.1%	20.0%
Repairs and Maintenance	18,375	17,683	692	3.9%	13.8%
Property Insurance	7,773	8,086	(313)	(3.9)%	5.8%
General and Administrative	6,074	6,201	(127)	(2.0)%	4.7%
Marketing and Leasing	3,117	2,736	381	13.9%	2.4%
Other	1,235	1,064	171	16.1%	0.9%

Total Same Property	$132,898	$130,943	$1,955	1.5%	100.0%

					% of Actual
					2024 Operating
Year to Date Comparison (a) (b)	2024	2023	$ Change	% Change	Expenses

Property Taxes	$138,193	$139,350	($1,157)	(0.8)%	35.1%
Salaries and Benefits for On-site Employees	72,098	67,145	4,953	7.4%	18.3%
Utilities	76,538	72,653	3,885	5.3%	19.4%
Repairs and Maintenance	52,143	49,730	2,413	4.9%	13.2%
Property Insurance	24,635	28,101	(3,466)	(12.3)%	6.3%
General and Administrative	18,535	17,951	584	3.3%	4.7%
Marketing and Leasing	8,156	6,459	1,697	26.3%	2.1%
Other	3,387	3,127	260	8.3%	0.9%

Total Same Property	$393,685	$384,516	$9,169	2.4%	100.0%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net below market leases, casualty-related expenses net of recoveries, and severance related costs.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF SEPTEMBER 30, 2024 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Cost to			Construction	Initial	Construction	Stabilized	As of 10/30/2024
		Homes	Date			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Woodmill Creek	189	$71.6			3Q22	4Q23	2Q24	2Q25	79%	71%
	Spring, TX

Total Completed Communities in Lease-Up		189	$71.6							79%	71%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 10/30/2024
Development Communities		Homes	Estimated Cost	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Durham	420	$145.0	$144.0	$23.5	1Q21	3Q23	4Q24	4Q25	74%	74%
	Durham, NC
2.	Camden Long Meadow Farms	188	75.0	72.6	16.0	3Q22	1Q24	4Q24	3Q25	46%	43%
	Richmond, TX
3.	Camden Village District	369	138.0	111.5	111.5	2Q22	1Q25	4Q25	2Q27
	Raleigh, NC
4.	Camden South Charlotte	420	163.0	47.1	47.1	2Q24	2Q26	2Q27	4Q28
	Charlotte, NC
5.	Camden Blakeney	349	154.0	32.8	32.8	2Q24	4Q26	3Q27	3Q28
	Charlotte, NC

Total Development Communities		1,746	$675.0	$408.0	$230.9					65%	64%

Additional Development Pipeline and Land(a)					187.3

Total Properties Under Development and Land (per Balance Sheet)					$418.2

NOI Contribution from Development Communities ($ in millions)								Cost to Date	3Q24 NOI
Completed Communities in Lease-Up								$71.6	$0.4
Development Communities in Lease-Up								216.6	1.1
Total Development Communities NOI Contribution								$288.2	$1.5

(a) Please refer to the Development Pipeline Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF SEPTEMBER 30, 2024 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Baker	434	$195.0	$35.6
	Denver, CO
2.	Camden Nations	393	178.0	42.0
	Nashville, TN
3.	Camden Gulch	498	300.0	51.9
	Nashville, TN
Development Pipeline		1,325	$673.0	$129.5

Other (b)				$57.8

Total Development Pipeline and Land				$187.3

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment.

(b) Includes land holdings no longer under active development and predevelopment costs incurred in pursuit of new developments.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DISPOSITIONS

(Unaudited)

2024 DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

				Apartment	Weighted Average
2024 Dispositions		Location	Sales Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Vantage	Atlanta, GA	$115.0	592 Homes	$1,745	2010	2/7/2024

Total/Average Disposition			$115.0	592 Homes	$1,745

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF SEPTEMBER 30, 2024:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2024	($879)	$—	$—	($879)	—%	—%
2025	(3,572)	—	—	(3,572)	(0.1)%	—%
2026	(3,386)	24,000	552,374	572,988	16.6%	6.2%
2027	(2,433)	174,900	—	172,467	5.0%	3.9%
2028	(2,143)	132,025	400,000	529,882	15.4%	3.8%
Thereafter	(7,088)	—	2,050,000	2,042,912	59.1%	3.7%
Total Maturing Debt	($19,501)	$330,925	$3,002,374	$3,313,798	96.0%	4.1%

Unsecured Line of Credit	$—	$—	$138,000	$138,000	4.0%	5.7%
Total Debt	($19,501)	$330,925	$3,140,374	$3,451,798	100.0%	4.2%

Weighted Average Maturity of Debt		6.5 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Floating rate debt	$687,975	19.9%	6.2%	2.3 Years
Fixed rate debt	2,763,823	80.1%	3.7%	7.5 Years
Total	$3,451,798	100.0%	4.2%	6.5 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Unsecured debt	$3,121,499	90.4%	4.2%	6.8 Years
Secured debt	330,299	9.6%	3.9%	2.9 Years
Total	$3,451,798	100.0%	4.2%	6.5 Years

REAL ESTATE ASSETS: (c)	Total Homes	% of Total	Total Cost	% of Total	3Q24 NOI	% of Total
Unencumbered real estate assets	55,386	92.3%	$12,004,061	89.9%	$227,554	93.3%
Encumbered real estate assets	4,610	7.7%	1,354,594	10.1%	16,318	6.7%
Total	59,996	100.0%	$13,358,655	100.0%	$243,872	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.8x
(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) Real estate assets include communities under development and properties held for sale.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2024 AND 2025:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
4Q 2024	($879)	$—	$—	($879)	N/A
2024	($879)	$—	$—	($879)	—%

1Q 2025	($884)	$—	$—	($884)	N/A
2Q 2025	(890)	—	—	(890)	N/A
3Q 2025	(896)	—	—	(896)	N/A
4Q 2025	(902)	—	—	(902)	N/A
2025	($3,572)	$—	$—	($3,572)	—%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	21%	Yes

Secured Debt to Gross Asset Value	<	40%	2%	Yes

Consolidated Adjusted EBITDAre to Total Fixed Charges	>	150%	560%	Yes

Unsecured Debt to Gross Asset Value	<	60%	21%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	25%	Yes

Total Secured Debt to Total Asset Value	<	40%	2%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	394%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	580%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Third Quarter 2024
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	4	years	$3,573	$61	$594	$10
Appliances	10	years	1,568	27	558	10
Painting	—		—	—	2,461	42
Cabinetry/Countertops	8	years	121	2	—	—
Other	7	years	2,146	37	1,481	25
Exteriors
Painting	7	years	1,193	20	—	—
Carpentry	10	years	359	6	—	—
Landscaping	6	years	864	15	3,501	60
Roofing	16	years	2,208	38	296	5
Site Drainage	10	years	97	2	—	—
Fencing/Stair	10	years	504	9	—	—
Other (b)	9	years	4,054	69	5,227	89
Common Areas
Mech., Elec., Plumbing	9	years	6,900	118	4,498	77
Parking/Paving	5	years	335	5	—	—
Pool/Exercise/Facility	7	years	1,754	30	639	11
Total Recurring (c)			$25,676	$439	$19,255	$329
Weighted Average Apartment Homes				58,453		58,453

Non-recurring & revenue enhancing capitalized expenditures (d)			$658

Reposition Expenditures (e)	10	years	$23,739	$33,155
Repositioned Apartment Homes				716

	Year to Date 2024
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	4	years	$9,310	$159	$1,545	$26
Appliances	10	years	4,194	72	1,463	25
Painting	—		—	—	6,350	109
Cabinetry/Countertops	8	years	447	8	—	—
Other	7	years	6,986	120	3,947	68
Exteriors
Painting	7	years	3,128	54	—	—
Carpentry	10	years	1,651	28	—	—
Landscaping	6	years	2,411	41	10,662	183
Roofing	16	years	7,949	136	950	16
Site Drainage	10	years	263	5	—	—
Fencing/Stair	10	years	1,418	24	—	—
Other (b)	9	years	13,779	236	15,099	259
Common Areas
Mech., Elec., Plumbing	9	years	18,992	326	12,850	220
Parking/Paving	5	years	1,256	22	—	—
Pool/Exercise/Facility	7	years	5,512	94	1,707	29
Total Recurring (c)			$77,296	$1,325	$54,573	$935
Weighted Average Apartment Homes				58,344		58,344

Non-recurring & revenue enhancing capitalized expenditures (d)			$1,880

Reposition Expenditures (e)	10	years	$68,031	$31,452
Repositioned Apartment Homes				2,163

(a) Weighted average useful life of capitalized expenses for the three and nine months ended September 30, 2024.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as our smart access solution, LED lighting programs, and other non-routine items.
(e) Represents capital expenditures for the three and nine months ended September 30, 2024 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains and losses on dispositions of real estate, impairment write-downs of certain real estate assets, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies.

Core FFO

Core FFO represents FFO as further adjusted for items not considered part of our core business operations. We consider Core FFO to be a helpful supplemental measure of operating performance as it excludes not only depreciation expense of real estate assets, but it also excludes certain items which by their nature are not comparable period over period and therefore tends to obscure actual operating performance. Our definition of Core FFO may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs.

Core Adjusted FFO

In addition to FFO & Core FFO, we compute Core Adjusted FFO ("Core AFFO") as a supplemental measure of operating performance. Core AFFO is calculated utilizing Core FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to Core FFO and Core AFFO is provided below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net income (loss) attributable to common shareholders	($4,204)	$47,963	$122,602	$180,979
Real estate depreciation and amortization	142,853	141,362	427,595	420,762
Income allocated to non-controlling interests	1,866	1,856	5,629	5,399
Gain on sale of operating properties	—	—	(43,806)	(48,919)
Impairment associated with land development activities	40,988	—	40,988	—
Funds from operations	$181,503	$191,181	$553,008	$558,221

Plus: Casualty-related expenses, net of (recoveries)	2,833	(436)	2,769	503
Plus: Severance	—	—	506	—
Plus: Legal costs and settlements, net of recoveries	1,301	—	3,267	84
Plus: Loss on early retirement of debt	—	—	921	2,513
Plus: Expensed development & other pursuit costs	833	—	1,493	471
Plus: Advocacy contributions	1,653	—	1,653	—
Less: Miscellaneous (income)/expense	—	—	—	(364)
Core funds from operations	$188,123	$190,745	$563,617	$561,428

Less: recurring capitalized expenditures	(25,676)	(26,554)	(77,296)	(65,167)

Core adjusted funds from operations	$162,447	$164,191	$486,321	$496,261

Weighted average number of common shares outstanding:
EPS diluted	108,426	108,706	108,547	108,659
FFO/Core FFO/ Core AFFO diluted	110,082	110,301	110,141	110,255

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Reconciliation of FFO, Core FFO, and Core AFFO per share

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Total Earnings Per Common Share - Diluted	($0.04)	$0.44	$1.13	$1.66
Real estate depreciation and amortization	1.30	1.27	3.87	3.79
Income allocated to non-controlling interests	0.02	0.02	0.05	0.05
Gain on sale of operating property	—	—	(0.40)	(0.44)
Impairment associated with land development activities	0.37	—	0.37	—
FFO per common share - Diluted	$1.65	$1.73	$5.02	$5.06

Plus: Casualty-related expenses, net of (recoveries)	0.02	—	0.03	—
Plus: Severance	—	—	—	—
Plus: Legal costs and settlements, net of recoveries	0.01	—	0.03	—
Plus: Loss on early retirement of debt	—	—	0.01	0.03
Plus: Expensed development & other pursuit costs	0.01	—	0.01	—
Plus: Advocacy contributions	0.02	—	0.02	—
Less: Miscellaneous (income)/expense	—	—	—	—
Core FFO per common share - Diluted	$1.71	$1.73	$5.12	$5.09

Less: recurring capitalized expenditures	(0.23)	(0.24)	(0.70)	(0.59)

Core AFFO per common share - Diluted	$1.48	$1.49	$4.42	$4.50

Expected FFO & Core FFO

Expected FFO and Core FFO is calculated in a method consistent with historical FFO and Core FFO, and is considered appropriate supplemental measures of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO and expected Core FFO per diluted share is provided below:

	4Q24	Range	2024	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.34	$0.38	$1.46	$1.50
Expected real estate depreciation and amortization	1.29	1.29	5.17	5.17
Expected income allocated to non-controlling interests	0.02	0.02	0.07	0.07
Expected (gain) on sale of operating properties	—	—	(0.40)	(0.40)
Impairment associated with land development activities	—	—	0.37	0.37
Expected FFO per share - diluted	$1.65	$1.69	$6.67	$6.71
Anticipated Adjustments to FFO	0.03	0.03	0.12	0.12
Expected Core FFO per share - diluted	$1.68	$1.72	$6.79	$6.83

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. Our definition of NOI may differ from other REITs and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of net income to net operating income is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Net income (loss)	($2,338)	$49,819	$128,231	$186,378
Less: Fee and asset management income	(1,707)	(1,077)	(5,597)	(2,373)
Less: Interest and other income	(1,076)	(64)	(4,442)	(557)
Less: Income/(loss) on deferred compensation plans	(8,248)	3,339	(15,140)	(5,417)
Plus: Property management expense	9,817	7,891	29,057	24,939
Plus: Fee and asset management expense	623	444	1,541	1,277
Plus: General and administrative expense	18,845	15,543	53,692	46,762
Plus: Interest expense	32,486	33,006	97,250	99,427
Plus: Depreciation and amortization expense	145,844	144,359	436,540	429,857
Plus: Expense/(benefit) on deferred compensation plans	8,248	(3,339)	15,140	5,417
Plus: Impairment associated with land development activities	40,988	—	40,988	—
Plus: Loss on early retirement of debt	—	—	921	2,513
Less: Gain on sale of operating property	—	—	(43,806)	(48,919)
Plus: Income tax expense	390	752	2,354	2,753
NOI	$243,872	$250,673	$736,729	$742,057

"Same Property" Communities	$234,590	$234,648	$704,705	$697,476
Non-"Same Property" Communities	9,053	8,157	27,131	21,451
Development and Lease-Up Communities	1,474	(12)	1,925	(19)
Disposition/Other	(1,245)	7,880	2,968	23,149
NOI	$243,872	$250,673	$736,729	$742,057

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

EBITDAre and Adjusted EBITDAre

Earnings Before Interest, Taxes, Depreciation, and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre are supplemental measures of our financial performance. EBITDAre is calculated in accordance with the definition adopted by NAREIT as earnings before interest, taxes, depreciation and amortization plus or minus losses and gains from the sale of certain real estate assets, including gains/losses on change of control, plus impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures.

Adjusted EBITDAre represents EBITDAre as further adjusted for non-core items. The Company considers EBITDAre and Adjusted EBITDAre to be appropriate supplemental measures of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions, and impairment write-downs of certain real estate assets. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter results or 1.33 for 9 month results. A reconciliation of net income to EBITDAre and adjusted EBITDAre is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Net income (loss)	($2,338)	$49,819	$128,231	$186,378
Plus: Interest expense	32,486	33,006	97,250	99,427
Plus: Depreciation and amortization expense	145,844	144,359	436,540	429,857
Plus: Income tax expense	390	752	2,354	2,753
Less: Gain on sale of operating property	—	—	(43,806)	(48,919)
Plus: Impairment associated with land development activities	40,988	—	40,988	—
EBITDAre	$217,370	$227,936	$661,557	$669,496

Plus: Casualty-related expenses, net of (recoveries)	2,833	(436)	2,769	503
Plus: Severance	—	—	506	—
Plus: Legal costs and settlements, net of recoveries	1,301	—	3,267	84
Plus: Loss on early retirement of debt	—	—	921	2,513
Plus: Expensed development & other pursuit costs	833	—	1,493	471
Plus: Advocacy contributions	1,653	—	1,653	—
Less: Miscellaneous (income)/expense	—	—	—	(364)
Adjusted EBITDAre	$223,990	$227,500	$672,166	$672,703
Annualized Adjusted EBITDAre	$895,960	$910,000	$896,221	$896,937

Net Debt to Annualized Adjusted EBITDAre

The Company believes Net Debt to Annualized Adjusted EBITDAre to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDAre for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Unsecured notes payable	$3,193,365	$3,374,176	$3,219,724	$3,336,040
Secured notes payable	330,280	330,052	330,222	412,290
Total debt	3,523,645	3,704,228	3,549,946	3,748,330
Less: Cash and cash equivalents	(43,414)	(8,338)	(54,702)	(8,546)
Net debt	$3,480,231	$3,695,890	$3,495,244	$3,739,784

Net Debt to Annualized Adjusted EBITDAre:

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
Net debt	$3,480,231	$3,695,890	$3,495,244	$3,739,784
Annualized Adjusted EBITDAre	895,960	910,000	896,221	896,937
Net Debt to Annualized Adjusted EBITDAre	3.9x	4.1x	3.9x	4.2x

CAMDEN	OTHER DEFINITIONS

(Unaudited)

Bad Debt: Represents bad debt expense and reserves as a percentage of rental revenues.
Core FFO: Represents FFO as further adjusted for items not considered part of our core business operations, such as casualty-related expenses, net of recoveries, severance, legal costs and settlements, net of recoveries, loss on early retirement of debt, expensed transaction, development and other pursuit costs, net of recoveries, net below market lease amortization, pandemic resident relief, advocacy contributions, and miscellaneous (income)/expense adjustments.
Development Communities: Non-stabilized communities which are under development or have been recently developed, excluding properties held for sale.
Effective Blended Lease Rates: Average change in same property combined new lease and renewal rates versus expiring lease rates when effective, regardless of lease term. Effective blended lease rates are the weighted average of effective new lease rates and effective renewal rates achieved.
Effective New Lease Rates: Average change in same property new lease rates versus expiring lease rates when effective, regardless of lease term.
Effective Renewal Rates: Average change in same property renewal rates versus expiring lease rates when effective, regardless of lease term.
Encumbered Real Estate Assets: Assets subject to a mortgage, deed of trust, lien, pledge, security interest, security agreement or encumbrance of any kind.
Gross Turnover: Total resident moveouts for the period annualized as a percentage of total apartment homes.
Lease-Up Communities: Non-stabilized communities which are in the leasing process and have not yet reached a stabilized level of occupancy.
Net Debt: Average monthly balance of total debt during the period, less the average monthly balance of cash and cash equivalents during the period.
Net Turnover: Total resident move-outs excluding on-site transfers and transfers to other Camden communities for the period annualized as a percentage of total apartment homes.
Non-Recurring & Revenue Enhancing Capitalized Expenditures: Capital expenditures primarily composed of non-recurring or one-time additions such as smart access solutions, LED lighting programs, and other non-routine items.
Non-Same Property Communities: Stabilized communities not owned or stabilized since January 1, 2023, including communities under redevelopment, and excluding properties held for sale.
Occupancy: Number of physically occupied apartment homes for the period divided by total apartment homes.
Operating Communities: Wholly owned communities, excluding communities under construction.
Recurring Capital Expenditures: Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
Redevelopment Communities: Communities with capital expenditures that improve cash flow and competitive position through extensive unit, exterior building, common area, and amenity upgrades.
Reposition Expenditures: Capital expenditures for apartment unit renovations, including kitchen and bath upgrades or other new amenities, designed to position assets for higher rental levels in their respective markets.
Same Property Communities: Communities wholly owned by the Company and stabilized since January 1, 2023, excluding communities under redevelopment and properties held for sale.
Signed Blended Lease Rates: Average change in same property combined new lease and renewal rates versus expiring lease rates when signed, regardless of lease term. Signed blended lease rates are the weighted average of signed new lease rates and signed renewal rates achieved.
Signed New Lease Rates: Average change in same property new lease rates versus expiring lease rates when signed, regardless of lease term.
Signed Renewal Rates: Average change in same property renewal rates versus expiring lease rates when signed, regardless of lease term.
Stabilized Communities: Communities which have reached and maintained an occupancy level at or above 90% for the prior 30 days.
Unencumbered Real Estate Assets: Assets free and clear of any mortgage, deed of trust, lien, pledge, security interest, security agreement or encumbrance of any kind.
Weighted Average Monthly Rental Rate: Rental rate for leases in place and vacant units at market rate after loss to lease and concessions, but before vacancy and bad debt.
Weighted Average Monthly Revenue Per Occupied Home: Reported revenues divided by average occupied homes for the period on a monthly basis.

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	A-	Stable

Estimated Future Dates:	Q4 '24	Q1 '25	Q2 '25	Q3 '25
Earnings Release & Conference Call	Early February	Early May	Late July	Late October

Dividend Information - Common Shares:	Q1 '24	Q2 '24	Q3 '24
Declaration Date	2/1/2024	6/14/2024	9/16/2024
Record Date	3/29/2024	6/28/2024	9/30/2024
Payment Date	4/17/2024	7/17/2024	10/17/2024
Distributions Per Share	$1.03	$1.03	$1.03

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chief Executive Officer & Chairman
D. Keith Oden	Executive Vice Chairman
Alexander J. Jessett	President & Chief Financial Officer
Laurie A. Baker	Chief Operating Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2024

(Unaudited)							3Q24 Avg Monthly		3Q24 Avg Monthly
			Year Placed	Average	Apartment	3Q24 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	95%	$1,952	$1.70	$2,315	$2.02
Camden Copper Square	Phoenix	AZ	2000	786	332	94%	1,665	2.12	2,023	2.57
Camden Foothills	Scottsdale	AZ	2014	1,032	220	94%	2,146	2.08	2,565	2.49
Camden Legacy	Scottsdale	AZ	1996	1,067	428	94%	2,023	1.90	2,382	2.23
Camden Montierra	Scottsdale	AZ	1999	1,071	249	94%	1,973	1.84	2,364	2.21
Camden North End I	Phoenix	AZ	2019	921	441	94%	2,018	2.19	2,438	2.65
Camden North End II	Phoenix	AZ	2021	885	343	93%	2,048	2.31	2,465	2.78
Camden Old Town Scottsdale	Scottsdale	AZ	2016	892	316	92%	2,252	2.53	2,573	2.89
Camden Pecos Ranch	Chandler	AZ	2001	949	272	94%	1,701	1.79	2,043	2.15
Camden San Marcos	Scottsdale	AZ	1995	984	320	94%	1,895	1.93	2,220	2.26
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	94%	2,016	1.94	2,410	2.31
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	93%	2,035	1.56	2,492	1.91
Camden Tempe	Tempe	AZ	2015	1,043	234	94%	1,936	1.86	2,341	2.24
Camden Tempe II	Tempe	AZ	2023	981	397	93%	1,948	1.99	2,277	2.32
TOTAL ARIZONA	14	Properties		995	4,426	94%	1,971	1.98	2,345	2.36

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	96%	2,776	2.75	3,076	3.05
Camden Glendale	Glendale	CA	2015	893	307	96%	2,858	3.20	3,160	3.54
Camden Harbor View	Long Beach	CA	2004/2016	981	547	91%	2,975	3.03	3,229	3.29
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	96%	2,743	2.71	3,058	3.03
The Camden	Hollywood	CA	2016	767	287	93%	2,978	3.88	3,193	4.16
Total Los Angeles/Orange County	5	Properties		943	1,811	94%	2,877	3.05	3,151	3.34

Camden Hillcrest	San Diego	CA	2021	1,223	132	95%	3,678	3.01	3,927	3.21
Camden Landmark	Ontario	CA	2006	982	469	95%	2,275	2.32	2,525	2.57
Camden Old Creek	San Marcos	CA	2007	1,037	350	97%	2,974	2.87	3,270	3.15
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	96%	2,876	2.99	3,203	3.33
Camden Tuscany	San Diego	CA	2003	895	160	96%	3,245	3.62	3,561	3.98
Camden Vineyards	Murrieta	CA	2002	1,053	264	96%	2,533	2.41	2,840	2.70
Total San Diego/Inland Empire	6	Properties		1,009	1,797	96%	2,779	2.76	3,071	3.05

TOTAL CALIFORNIA	11	Properties		975	3,608	95%	2,828	2.90	3,111	3.19

Camden Belleview Station	Denver	CO	2009	888	270	96%	1,978	2.23	2,267	2.55
Camden Caley	Englewood	CO	2000	921	218	98%	1,985	2.16	2,242	2.43
Camden Denver West	Golden	CO	1997	1,015	320	97%	2,328	2.29	2,644	2.60
Camden Flatirons	Denver	CO	2015	960	424	97%	2,084	2.17	2,411	2.51
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	96%	2,366	2.06	2,758	2.40
Camden Interlocken	Broomfield	CO	1999	1,002	340	97%	2,138	2.13	2,443	2.44
Camden Lakeway	Littleton	CO	1997	929	459	96%	2,108	2.27	2,403	2.59
Camden Lincoln Station	Lone Tree	CO	2017	844	267	97%	1,920	2.28	2,153	2.55
Camden RiNo	Denver	CO	2020	828	233	96%	2,271	2.74	2,657	3.21
TOTAL COLORADO	9	Properties		957	2,873	97%	2,137	2.23	2,450	2.56

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	98%	2,231	2.10	2,529	2.38
Camden College Park	College Park	MD	2008	942	509	96%	1,928	2.05	2,265	2.40
Camden Dulles Station	Oak Hill	VA	2009	977	382	97%	2,325	2.38	2,653	2.71
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	2,352	2.23	2,709	2.57
Camden Fairfax Corner	Fairfax	VA	2006	934	489	97%	2,335	2.50	2,695	2.89
Camden Fallsgrove	Rockville	MD	2004	996	268	96%	2,246	2.26	2,596	2.61
Camden Grand Parc	Washington	DC	2002	672	105	96%	2,826	4.21	3,079	4.58
Camden Lansdowne	Leesburg	VA	2002	1,006	690	97%	2,264	2.25	2,606	2.59
Camden Monument Place	Fairfax	VA	2007	856	368	97%	2,102	2.46	2,389	2.79
Camden Noma	Washington	DC	2014	769	321	96%	2,325	3.02	2,684	3.49
Camden Noma II	Washington	DC	2017	759	405	96%	2,395	3.15	2,741	3.61
Camden Potomac Yard	Arlington	VA	2008	832	378	97%	2,395	2.88	2,764	3.32
Camden Roosevelt	Washington	DC	2003	856	198	95%	3,258	3.81	3,671	4.29
Camden Shady Grove	Rockville	MD	2018	877	457	97%	2,133	2.43	2,422	2.76
Camden Silo Creek	Ashburn	VA	2004	975	284	97%	2,253	2.31	2,584	2.65
Camden South Capitol	Washington	DC	2013	821	281	94%	2,469	3.01	2,952	3.59
Camden Washingtonian	Gaithersburg	MD	2018	870	365	97%	2,178	2.50	2,466	2.84
TOTAL DC METRO	17	Properties		913	6,192	97%	2,297	2.52	2,639	2.89

Camden Atlantic	Plantation	FL	2022	919	269	97%	2,504	2.72	2,744	2.99
Camden Aventura	Aventura	FL	1995	1,108	379	96%	2,754	2.48	3,171	2.86
Camden Boca Raton	Boca Raton	FL	2014	843	261	97%	2,632	3.12	2,984	3.54
Camden Brickell	Miami	FL	2003	937	405	96%	3,009	3.21	3,349	3.57
Camden Doral	Miami	FL	1999	1,120	260	95%	2,705	2.41	2,976	2.66
Camden Doral Villas	Miami	FL	2000	1,253	232	98%	2,959	2.36	3,264	2.61
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	96%	2,810	2.69	3,211	3.08
Camden Plantation	Plantation	FL	1997	1,201	502	95%	2,458	2.05	2,770	2.31
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	97%	2,475	2.23	2,838	2.55
Total Southeast Florida	9	Properties		1,065	3,050	96%	2,696	2.53	3,036	2.85

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2024

(Unaudited)							3Q24 Avg Monthly		3Q24 Avg Monthly
			Year Placed	Average	Apartment	3Q24 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunters Creek	Orlando	FL	2000	1,075	270	97%	$1,935	$1.80	$2,246	$2.09
Camden Lago Vista	Orlando	FL	2005	955	366	97%	1,818	1.90	2,129	2.23
Camden Lake Eola	Orlando	FL	2021	944	360	95%	2,420	2.56	2,722	2.88
Camden LaVina	Orlando	FL	2012	969	420	96%	1,878	1.94	2,232	2.30
Camden Lee Vista	Orlando	FL	2000	937	492	96%	1,847	1.97	2,170	2.31
Camden North Quarter	Orlando	FL	2016	806	333	97%	1,890	2.35	2,126	2.64
Camden Orange Court	Orlando	FL	2008	817	268	95%	1,763	2.16	2,039	2.50
Camden Thornton Park	Orlando	FL	2016	920	299	96%	2,103	2.29	2,367	2.57
Camden Town Square	Orlando	FL	2012	983	438	94%	1,869	1.90	2,138	2.17
Camden Waterford Lakes	Orlando	FL	2014	971	300	97%	1,918	1.97	2,185	2.25
Camden World Gateway	Orlando	FL	2000	979	408	94%	1,867	1.91	2,129	2.18
Total Orlando	11	Properties		944	3,954	96%	1,933	2.05	2,224	2.36

Camden Bay	Tampa	FL	1997/2001	943	760	96%	1,884	2.00	2,224	2.36
Camden Central	St. Petersburg	FL	2019	942	368	97%	3,360	3.56	3,738	3.97
Camden Montague	Tampa	FL	2012	972	192	95%	1,895	1.95	2,199	2.26
Camden Pier District	St. Petersburg	FL	2016	989	358	97%	3,500	3.54	3,718	3.76
Camden Preserve	Tampa	FL	1996	942	276	96%	2,083	2.21	2,382	2.53
Camden Royal Palms	Brandon	FL	2006	1,017	352	92%	1,785	1.75	2,127	2.09
Camden Visconti	Tampa	FL	2007	1,125	450	95%	2,041	1.81	2,381	2.12
Camden Westchase Park	Tampa	FL	2012	992	348	96%	2,112	2.13	2,474	2.49
Total Tampa	8	Properties		990	3,104	96%	2,301	2.32	2,633	2.66

TOTAL FLORIDA	28	Properties		995	10,108	96%	2,276	2.29	2,595	2.61

Camden Brookwood	Atlanta	GA	2002	916	359	96%	1,650	1.80	1,958	2.14
Camden Buckhead	Atlanta	GA	2022	1,087	366	89%	2,540	2.34	2,730	2.51
Camden Buckhead Square	Atlanta	GA	2015	827	250	95%	1,759	2.13	1,909	2.31
Camden Creekstone	Atlanta	GA	2002	990	223	97%	1,708	1.72	1,991	2.01
Camden Deerfield	Alpharetta	GA	2000	1,187	292	98%	1,971	1.66	2,267	1.91
Camden Dunwoody	Atlanta	GA	1997	1,007	324	95%	1,764	1.75	2,067	2.05
Camden Fourth Ward	Atlanta	GA	2014	844	276	97%	2,046	2.42	2,351	2.78
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	95%	1,766	1.89	2,041	2.18
Camden Paces	Atlanta	GA	2015	1,408	379	96%	2,847	2.02	3,155	2.24
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	97%	1,793	1.75	2,090	2.04
Camden Phipps	Atlanta	GA	1996	1,010	234	80%	1,761	1.74	2,085	2.06
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	96%	1,707	1.49	2,040	1.79
Camden St. Clair	Atlanta	GA	1997	999	336	93%	1,753	1.75	2,084	2.09
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	93%	1,528	1.51	1,823	1.81
TOTAL GEORGIA	14	Properties		1,036	4,270	94%	1,928	1.86	2,214	2.14

Camden Ballantyne	Charlotte	NC	1998	1,048	400	95%	1,748	1.67	2,037	1.94
Camden Cotton Mills	Charlotte	NC	2002	905	180	95%	1,756	1.94	2,033	2.25
Camden Dilworth	Charlotte	NC	2006	857	145	95%	1,822	2.13	2,111	2.46
Camden Fairview	Charlotte	NC	1983	1,036	135	94%	1,546	1.49	1,845	1.78
Camden Foxcroft	Charlotte	NC	1979	940	156	92%	1,438	1.53	1,728	1.84
Camden Foxcroft II	Charlotte	NC	1985	874	100	98%	1,529	1.75	1,800	2.06
Camden Gallery	Charlotte	NC	2017	743	323	96%	1,975	2.66	2,238	3.01
Camden Grandview	Charlotte	NC	2000	1,060	285	96%	2,172	2.05	2,433	2.30
Camden Grandview II	Charlotte	NC	2019	2,241	28	96%	4,149	1.85	4,156	1.85
Camden NoDa	Charlotte	NC	2023	789	387	96%	1,665	2.11	1,911	2.42
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	1,629	1.68	1,933	1.99
Camden South End	Charlotte	NC	2003	878	299	96%	1,898	2.16	2,175	2.48
Camden Southline	Charlotte	NC	2015	831	266	96%	2,038	2.45	2,310	2.78
Camden Stonecrest	Charlotte	NC	2001	1,098	306	96%	1,751	1.59	2,070	1.88
Camden Touchstone	Charlotte	NC	1986	899	132	95%	1,450	1.61	1,729	1.92
Total Charlotte	15	Properties		936	3,510	96%	1,800	1.92	2,079	2.22

Camden Asbury Village	Raleigh	NC	2009	1,009	350	96%	1,621	1.61	1,907	1.89
Camden Carolinian	Raleigh	NC	2017	1,118	186	95%	2,325	2.08	2,514	2.25
Camden Crest	Raleigh	NC	2001	1,012	442	95%	1,513	1.49	1,782	1.76
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	93%	1,660	1.59	1,989	1.90
Camden Lake Pine	Apex	NC	1999	1,066	446	97%	1,613	1.51	1,909	1.79
Camden Manor Park	Raleigh	NC	2006	966	484	95%	1,548	1.60	1,832	1.90
Camden Overlook	Raleigh	NC	2001	1,060	322	96%	1,661	1.57	1,962	1.85
Camden Reunion Park	Apex	NC	2000/2004	972	420	95%	1,459	1.50	1,749	1.80
Camden Westwood	Morrisville	NC	1999	1,022	360	95%	1,565	1.53	1,864	1.82
Total Raleigh	9	Properties		1,022	3,252	96%	1,614	1.58	1,900	1.86

TOTAL NORTH CAROLINA	24	Properties		977	6,762	96%	1,711	1.75	1,993	2.04

Camden Franklin Park	Franklin	TN	2018	967	328	94%	2,074	2.14	2,269	2.35
Camden Music Row	Nashville	TN	2016	903	430	96%	2,373	2.63	2,534	2.81
TOTAL TENNESSEE	2	Properties		931	758	95%	2,243	2.41	2,421	2.60

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2024

(Unaudited)							3Q24 Avg Monthly		3Q24 Avg Monthly
			Year Placed	Average	Apartment	3Q24 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks	Austin	TX	2009	862	348	95%	$1,461	$1.69	$1,775	$2.06
Camden Amber Oaks II	Austin	TX	2012	910	244	95%	1,548	1.70	1,870	2.05
Camden Brushy Creek	Cedar Park	TX	2008	882	272	96%	1,524	1.73	1,753	1.99
Camden Cedar Hills	Austin	TX	2008	911	208	97%	1,685	1.85	1,998	2.19
Camden Gaines Ranch	Austin	TX	1997	955	390	94%	1,891	1.98	2,223	2.33
Camden Huntingdon	Austin	TX	1995	903	398	96%	1,571	1.74	1,892	2.09
Camden La Frontera	Austin	TX	2015	901	300	94%	1,594	1.77	1,858	2.06
Camden Lamar Heights	Austin	TX	2015	838	314	96%	1,775	2.12	2,014	2.40
Camden Rainey Street	Austin	TX	2016	873	326	87%	1,927	2.21	2,172	2.49
Camden Shadow Brook	Austin	TX	2009	909	496	93%	1,430	1.57	1,696	1.87
Camden Stoneleigh	Austin	TX	2001	908	390	93%	1,674	1.84	1,993	2.19
Total Austin	11	Properties		897	3,686	94%	1,639	1.83	1,925	2.15

Camden Addison	Addison	TX	1996	942	456	95%	1,578	1.68	1,842	1.96
Camden Belmont	Dallas	TX	2010/2012	946	477	95%	1,811	1.91	2,057	2.18
Camden Buckingham	Richardson	TX	1997	919	464	97%	1,541	1.68	1,825	1.98
Camden Centreport	Ft. Worth	TX	1997	912	268	96%	1,526	1.67	1,828	2.00
Camden Cimarron	Irving	TX	1992	772	286	96%	1,578	2.05	1,849	2.40
Camden Design District	Dallas	TX	2009	939	355	95%	1,695	1.81	1,942	2.07
Camden Farmers Market	Dallas	TX	2001/2005	932	904	94%	1,560	1.67	1,801	1.93
Camden Greenville	Dallas	TX	2017/2018	1,028	558	96%	2,072	2.01	2,258	2.20
Camden Henderson	Dallas	TX	2012	966	106	97%	1,982	2.05	2,304	2.38
Camden Legacy Creek	Plano	TX	1995	831	240	96%	1,665	2.00	1,945	2.34
Camden Legacy Park	Plano	TX	1996	870	276	94%	1,752	2.01	2,065	2.37
Camden Panther Creek	Frisco	TX	2009	946	295	93%	1,732	1.83	2,019	2.13
Camden Riverwalk	Grapevine	TX	2008	989	600	96%	1,880	1.90	2,158	2.18
Camden Valley Park	Irving	TX	1986	743	516	95%	1,426	1.92	1,736	2.33
Camden Victory Park	Dallas	TX	2016	861	423	97%	2,025	2.35	2,298	2.67
Total Dallas/Ft. Worth	15	Properties		913	6,224	95%	1,711	1.87	1,978	2.17

Camden City Centre	Houston	TX	2007	932	379	96%	1,618	1.74	1,938	2.08
Camden City Centre II	Houston	TX	2013	869	268	96%	1,571	1.81	1,861	2.14
Camden Cypress Creek	Cypress	TX	2009	993	310	97%	1,565	1.58	1,832	1.84
Camden Cypress Creek II	Cypress	TX	2020	950	234	95%	1,601	1.68	1,911	2.01
Camden Downs at Cinco Ranch	Katy	TX	2004	1,075	318	96%	1,660	1.54	1,945	1.81
Camden Downtown	Houston	TX	2020	1,052	271	93%	2,558	2.43	2,850	2.71
Camden Grand Harbor	Katy	TX	2008	959	300	94%	1,487	1.55	1,779	1.85
Camden Greenway	Houston	TX	1999	861	756	96%	1,525	1.77	1,813	2.11
Camden Heights	Houston	TX	2004	927	352	97%	1,694	1.83	1,998	2.15
Camden Highland Village	Houston	TX	2014/2015	1,172	552	95%	2,453	2.09	2,692	2.30
Camden Holly Springs	Houston	TX	1999	934	548	95%	1,467	1.57	1,746	1.87
Camden McGowen Station	Houston	TX	2018	1,004	315	95%	2,113	2.10	2,366	2.36
Camden Midtown	Houston	TX	1999	844	337	94%	1,555	1.84	1,869	2.21
Camden Northpointe	Tomball	TX	2008	940	384	96%	1,409	1.50	1,723	1.83
Camden Plaza	Houston	TX	2007	915	271	96%	1,755	1.92	2,038	2.23
Camden Post Oak	Houston	TX	2003	1,200	356	96%	2,613	2.18	2,893	2.41
Camden Royal Oaks	Houston	TX	2006	923	236	95%	1,559	1.69	1,643	1.78
Camden Royal Oaks II	Houston	TX	2012	1,054	104	93%	1,772	1.68	1,870	1.77
Camden Spring Creek	Spring	TX	2004	1,080	304	95%	1,536	1.42	1,805	1.67
Camden Stonebridge	Houston	TX	1993	845	204	96%	1,291	1.53	1,570	1.86
Camden Sugar Grove	Stafford	TX	1997	921	380	96%	1,464	1.59	1,730	1.88
Camden Travis Street	Houston	TX	2010	819	253	95%	1,515	1.85	1,823	2.23
Camden Vanderbilt	Houston	TX	1996/1997	863	894	95%	1,627	1.89	1,920	2.23
Camden Whispering Oaks	Houston	TX	2008	936	274	96%	1,495	1.60	1,788	1.91
Camden Woodmill Creek	Spring	TX	2024	1,434	189	Lease-Up	2,451	1.71	2,715	1.89
Camden Woodson Park	Houston	TX	2008	916	248	94%	1,384	1.51	1,674	1.83
Camden Yorktown	Houston	TX	2008	995	306	95%	1,403	1.41	1,690	1.70
Total Houston	27	Properties		965	9,343	95%	1,705	1.77	1,976	2.05

TOTAL TEXAS	53	Properties		935	19,253	95%	1,694	1.81	1,967	2.10

TOTAL PROPERTIES	172	Properties		964	58,250	95%	$1,999	$2.07	$2,299	$2.39